Exhibit 99.1 Investor Presentation February 2017

Safe Harbor Statement This presentation contains forward-looking statements about our financial condition, results of operations, performance, plans, goals and other matters. These statements are based on our current expectations and involve known and unknown risks and uncertainties that may cause our actual results or performance to differ materially from those expressed or implied by such statements. These forward-looking statements include statements related to our ability to: provide a differentiated experience to guests; grow our comparable sales; outperform the casual dining industry and increase our market share; deliver consistent and predictable financial performance; expand the number of our domestic, company-owned restaurants and international, licensed restaurants; maintain our broad consumer appeal and remain relevant to guests; maintain our unit economics; leverage sales and manage costs to increase earnings per share; provide mid-teens total return to shareholders; leverage technology to enhance the guest experience and to manage costs; leverage our brand in the CPG channel; support the growth of North Italia and Flower Child restaurants; develop a fast casual concept; and utilize capital effectively and continue to repurchase our shares and pay dividends. Forward-looking statements are not guarantees of future performance, and undue reliance should not be placed on such statements. Forward-looking statements speak only as of today’s date, and we undertake no obligation to publicly update or revise any forward-looking statements to take into account or otherwise reflect subsequent events, corrections in underlying assumptions, or changes in circumstances arising after the date that the forward-looking statement was made, unless required to do so by law. Please see the full discussion of risks and uncertainties contained in our filings with the Securities and Exchange Commission, including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.sec.gov. The Private Securities Litigation Reform Act of 1995 provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this presentation are made pursuant to the Act. 2

A Compelling Investment Opportunity • Highly differentiated concepts delivering experience Diversified growth drivers a unique guest • • Track record of consistent and predictable financial performance • Robust cash flow to support growth and maximize shareholder value 3

Company Overview and Key Competitive Advantages 4

Our Global Footprint High quality, high profile locations worldwide Kuwait Saudi (5) (1) China (1) (3) 5 Domestic – Company Owned 194 13 1 International - Licensed Middle East 11 Mexico 3 China 15 Mexico Guadalajara Mexico City (2) Shanghai Lebanon (1) (3) Qatar (1) Arabia UAE U.S.A. (Company Owned - 208)

The Cheesecake Factory - A Highly Differentiated Concept Bakery 6 Integrated Ambiance, Service and Hospitality Best-in-Class Operational Execution Leader in Menu Innovation

Industry Leader in Menu Innovation Breadth of menu is a key competitive advantage Quality • 250 menu items made fresh from scratch in-house Relevance • No veto vote – something for everyone across price points Menu updated twice a year • Performance • • Drives sales Continued market share gains Profit • Increases sales at full margin 7

Dining With Us Is an Experience Ambiance, Service and Hospitality Drive Sales 8

Leveraging Technology to Further Enhance the Guest Experience 9 Training Redesign KMS Delivery CakePay App

Integrated Bakery – The “Cheesecake” Magic • Produces over 70 cheesecakes and other baked desserts Industry-Leading Dessert Sales 16% • Enables creativity and quality control 10

Broad Consumer Appeal

The Cheesecake Factory



NATION'S
Restaurant News
#1
OF 40
CASUAL DINING
CHAINS

Broadly.

A division of Vice Media LLC

The women and men behind The Cheesecake Factory reveal the untold story of how a tiny Beverly Hills restaurant known for its brown bread became a global chain mentioned in Drake songs and on "Keeping up with the Kardashians."

TECHNOMIC



RESTAURANT
BUSINESS
MILLENNIALS' FAVORITE CHAINS

Highest Unit Volumes

($ in millions)



$10.7
$8.4
$8.2
$5.7
$4.7
$4.5
$3.4
$3.3
$3.0
$3.0
The Cheesecake Factory
Maggianos
Yard House
BJ's
Texas Roadhouse
Olive Garden
Outback
LongHorn
Bonefish
Carrabbas

With a Moderate Average Check



$32
$27
$25
$22
$21
$21
$21
$18
$16
$15
Yard House
Maggianos
Bonefish
Outback
Carrabbas
The Cheesecake Factory
LongHorn
Olive Garden
Texas Roadhouse
BJ's

Source: Latest SEC filings and company presentations

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Strong Consumer Engagement Across Channels 5M+ likes 358K followers Millions of Viewers 459K followers 12

Best-in-Class Operational Execution

The Cheesecake Factory

Dual Management Structure Above 4-Walls



Area Director of Operations
GM
GM
GM
GM
GM
GM
Area Kitchen Operations Manager
EKM
EKM
EKM
EKM
EKM
EKM

Average Tenure by Position

Position	Average Tenure
Senior VP of Operations	28 years
Regional Vice President	19 years
Area Director of Operations	18 years
Area Kitchen Operations Manager	17 years
General Manager	12 years
Executive Kitchen Manager	12 years

Industry-Leading Retention

FORTUNE 100 BEST COMPANIES TO WORK FOR

Millennials GREAT PLACE TO WORK® 2016 Best Workplaces

FORTUNE and 100 Best Companies to Work For® are registered trademarks of Time Inc. and are used under license. From FORTUNE Magazine, March 3, 2016 ©2016 Time Inc. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated.

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Leveraging Technology Manage Costs to Analytics 14 Automated Production Call Energy Management Optimization Market-Based Labor Dashboards KMS

Diversified Growth Drivers 15

The Cheesecake Factory – Continued Domestic Growth Opportunity for 300 domestic locations Illustrative example of target returns for new restaurant openings. 16 The Grove, Los Angeles Strong Unit Economics ($ millions, assumes 10,000 sq. ft. unit) Sales $10.0 $2.3 $7.8 $4.0 ~ 20% EBITDAR Cash Capex Investment Capitalized Rent Fully Capitalized ROI

The Cheesecake Factory – Expanding International Presence • Continued expansion within current geographies Potential for additional geographies • with current Opportunity territories licensees • to add licensees and 17 Shanghai $0 Capital Expenditure +1¢ Per Restaurant in EPS

Incremental Growth Opportunities North Italia and Flower Child investment Measured growth of Grand Lux Cafe and RockSugar Further leveraging the power of The Cheesecake Factory brand in the CPG channel Internal development of a fast casual concept 18

Track Record of Consistent & Predictable Financial Performance 19

Outperforming the Industry and Taking Market Share 28 Consecutive Quarters of Comparable Sales Growth 2010 2011 2012 2013 2014 2015 2.6% 2016 2.2% 2.0% 2.0% 1.5% 1.5% 1.1% 1.1% 1.0% 0.5% (0.2)% (0.5)% Knapp-Track 20 (1.4)% (1.4)%

Leveraging Sales & Managing Costs to Drive Earnings Growth Earnings Per Share ~12% CAGR $2.83 $1.97 $1.88 2010 2011 2012 2013 2014 2015 2016 Please see Appendix for GAAP to non-GAAP reconciliations. 21 $2.37 $2.10 $1.64 $1.42

Our Restaurants Generate Significant Cash Flow Cash Flow and Strong Balance Sheet Provide Significant Financial ($ millions) $172 Flexibility $173 $148 2010 2011 2012 2013 2014 2015 2016 Proceeds from Exercise of Stock Options Free Cash Flow 22 Free cash flow defined as cash flow from operations less capital expenditures/investments. Please see Appendix for GAAP to non-GAAP reconciliations. $156 $149 $109 $135

Effective Capital Allocation Supports Our Financial Objectives ~$900 Million in Share Repurchases Reducing WASO 3% ($ millions) Per Year 60,446 49,372 $13 2010 2011 2012 2013 2014 2015 2016 Capex/Inv Share Repurchases Dividend WASO 23 $42 $27 $36 $146 $184 $30 $109 $141 $172 $101 $158 $154 $114 $106 $52 $86 $77 $42

Disciplined, Returns-Focused Growth Has Paid Off Return on Invested Capital (ROIC) 17% 14% 13% 2010 2011 2012 2013 2014 2015 2016 ROIC = NOPAT / Average invested capital NOPAT = Income from operations excluding non-recurring expenses (-) income tax provision Invested Capital = Property and equipment + long-term assets + net working capital (-) cash and cash equivalents 24 15%15% 14% 13%

Creating Value for Shareholders Targeting Mid-Teens Total Return to Shareholders (EPS + Dividend) Core Business ~6% International ~2% Incremental Growth Opportunities ~1-2% Share Repurchases ~3% Dividend ~2% Philadelphia 25 Total Return to Shareholders

2017 Financial Targets Anticipating another year of solid performance Company-Owned Restaurants As many as 8 International Licensed Restaurants As many as 4 – 5 Comparable Sales 1% - 2% Adjusted EPS Growth 4% - 8% 2017 guidance provided February 22, 2017. EPS growth rate reflects adjusted EPS, excluding impairment and lease terminations, and lapping of 53-week year in 2016. 26 2017E

A Compelling Investment Opportunity • Highly differentiated concepts delivering experience Diversified growth drivers a unique guest • • Track record of consistent and predictable financial performance • Robust cash flow to support growth and maximize shareholder value 27

Appendix 28

Non-GAAP Reconciliation In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the company’s financial results in accordance with GAAP. The company believes facilitate that the presentation of these items provides additional information to the comparison of past and present financial results. 29

Non-GAAP Reconciliation

The Cheesecake Factory Incorporated and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
($ thousands, except per share data)

	Fiscal Year						
	2010	2011	2012	2013	2014	2015	2016
Net Income (GAAP)	$ 81,713	$ 95,720	$ 98,423	$ 114,356	$ 101,276	$ 116,523	$ 139,494
After-tax impact from:							
- Impairment of assets and lease terminations (1)	-	928	5,722	(337)	418	3,607	68
- Partial IRS settlement (2)	-	(1,506)	-	-	-	-	-
- Unwinding of interest rate collars (3)	4,425	-	-	-	-	-	-
- Proceeds from variable life insurance contract (4)	-	-	(419)	-	-	-	-
Net Income (non-GAAP)	$ 86,138	$ 95,142	$ 103,726	$ 114,019	$ 101,694	$ 120,130	$ 139,562
Diluted net income per share (GAAP)	$ 1.35	$ 1.64	$ 1.78	$ 2.10	$ 1.96	$ 2.30	$ 2.83
After-tax impact from:							
- Impairment of assets and lease terminations	-	0.02	0.11	(0.01)	0.01	0.07	0.00
- Partial IRS settlement	-	(0.03)	-	-	-	-	-
- Unwinding of interest rate collars	0.07	-	-	-	-	-	-
- Proceeds from variable life insurance contract	-	-	(0.01)	-	-	-	-
Diluted net income per share (non-GAAP) (5)	$ 1.42	$ 1.64	$ 1.88	$ 2.10	$ 1.97	$ 2.37	$ 2.83

(1) The pre-tax amounts associates with these items in fiscal 2011, 2012, 2013, 2014, 2015 and 2016 were $1,547, $9,536, $(561), $696, $6,011 and $114, respectively, and were recorded in impairment of assets and lease terminations.
(2) The pre-tax amounts associated with this item were $719 and $1,075 and were recorded in interest and other (expense)/income, net and income tax provision, respectively.
(3) The pre-tax amount associated with this item was $7,376 and was recorded in interest expense.
(4) This item is non-taxable and is recorded in interest and other (expense)/income, net.
(5) Adjusted diluted net income per share may not add due to rounding.

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Non-GAAP Reconciliation The Cheesecake Factory Incorporated and Subsidiaries Reconciliation of Non-GAAP Financial Measures ($ millions) Fiscal Year 2010 2011 2012 2013 2014 2015 2016 Cash Flow from Operations Capital Expenditures / Investments Free Cash Flow $ 167 42 $ 196 77 $ 195 86 $ 205 106 $ 240 114 $ 235 154 $ 303 158 $ 125 $ 119 $ 109 $ 99 $ 126 $ 81 $ 145 31